[KPMG letterhead]

May 17, 2005

Mr. Thomas Nolan
Chairman of the Audit Committee
The Rouse Company L.P.
Columbia, Maryland

Dear Mr. Nolan:

This is to confirm that the client-auditor relationship between The Rouse Company L.P. (Commission File Number 001-11543) and KPMG LLP has ceased.

Very truly yours,

/s/ KPMG LLP

cc: Mr. Bernard Freibaum, Executive Vice President and Chief Financial Officer Chief Accountant, Securities and Exchange Commission cc:	Mr. Bernard Freibaum,
Executive Vice President and Chief Financial Officer
Chief Accountant, Securities and Exchange Commission